PROSPECTUS

May 1, 2004

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

                                                GROUP VARIABLE UNIVERSAL LIFE

                                         The Prudential Insurance Company of America
                                                       751 Broad Street
                                                Newark, New Jersey 07102-3777
                                                   Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT (800) 562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                     PROSPECTUS CONTENTS

      Accelerated Benefit Option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)
      28
      Accidental Death And Dismemberment Benefit.......................................................................29
      Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)29

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential Insurance,” the “Company”, “we,” “our,” or “us”) for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys (or owns) coverage under a Group Contract. We will refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her qualified dependents.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a Definitions Of Special Terms section on page 43.

The Prudential Variable Contract Account GI-2

The Group Contracts and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

The Prudential Variable Contract Account GI-2 (“Separate Account”) has 134 variable investment options, including The Prudential Series Fund, Inc. (“Series Fund”). We call each investment option a “Subaccount.” We will invest the assets of each Subaccount in the Series Fund, or in the other mutual fund portfolios. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contractholder to choose up to 22 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund. The Fixed Account is also available in addition to the 22 funds selected by a Group Contractholder. (The Fixed Account is an investment option for which Prudential Insurance guarantees that the effective annual interest rate will be at least 4%.)

You may then choose investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

We describe the Funds chosen by your Group Contractholder briefly in the section called “The Funds” that appears in the Supplement for your Group. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

You should read this prospectus carefully and keep it for future reference. This document will be followed by prospectuses for each of the funds that will be available to you under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. For some Group Contracts, this prospectus will be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those group contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life insurance, and you should read them together.

SUMMARY OF CHARGES AND EXPENSES

Expenses Other Than Portfolio Expenses

The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, make withdrawals or surrender the certificate. A detailed explanation of these fees and expenses can be found in the Charges and Expenses section beginning on page 15.

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                                                       Transaction Fees
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Charge                                  When Charge is Deducted               Maximum Guaranteed Charge*
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Charge for Sales Expenses                This charge is deducted from each    3.5% of each premium payment.
(Load)                                  premium when the premium is paid.

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Charge for Taxes Attributable to        This charge is deducted from each     Currently, the maximum is 5.419% of each
Premiums1                               premium when the premium is paid.     premium payment.

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Charge for Processing Premiums           This charge is deducted from each    $2 from each premium payment.
                                        premium when the premium is paid.
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Surrender Charge                        This charge is assessed on a full     The lesser of $20 or 2% of the amount
                                        Surrender of a Certificate.           surrendered.

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Withdrawal Charge                       This charge is assessed on a          The lesser of $20 or 2% of the amount
                                        Withdrawal (Partial Surrender).       withdrawn.

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Transfer Charge                         This charge is assessed when          $20 per transfer after the twelfth.
                                        transfers between investment
                                        options exceed 12 in a Certificate
                                        Year.
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Charge for Additional Statements        This charge is assessed each time     $20 per statement.
                                        you request an additional statement.
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Loan Transaction Charge                 This charge is assessed when a loan   $20 for each loan.
                                        is processed.
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Loan Interest                           This charge accrues daily.            The Loan Account crediting rate plus 2%.
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* The current charge may be less.

_________________

1 For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by
Prudential Insurance.  In some states, this is called a premium based administrative charge. Currently the maximum premium tax is 5.419%, based on the state or territory with the highest current state premium tax. However, this maximum amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses
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                                                 When Charge is Deducted
                    Charge                                                                  Amount Deducted
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Separate Account Charge
                                                                          Maximum - 0.90% of the amount of assets in the
(for Mortality & Expense Risk)                           Daily.           variable investment options.
------------------------------------------------ ------------------------ ----------------------------------------------------

Charge for Administrative Expenses                      Monthly.          Maximum - $6.00
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                                                                          Maximum - $83.33
*Cost of Insurance2                                                       Minimum - $0.04**
Charge for a Representative Certificate
Owner                                                   Monthly.          Representative current charge - $0.11****
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------------------------------------------------ ------------------------ ----------------------------------------------------

#Additional Insurance Benefits3:
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------

                                                                          Maximum - $16.31***
Spouse Term Insurance                                   Monthly.          Minimum - $0.05***

                                                                          Representative current charge - $0.13****
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------

                                                                          Maximum - $0.12***
Child Term Insurance                                    Monthly.          Minimum - $0.06***

                                                                          Representative current charge - $0.06****
------------------------------------------------ ------------------------ ----------------------------------------------------
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Additional Death & Dismemberment on
                                                                          Maximum - $0.02***
Employee's  life                                        Monthly.          Minimum - $0.02***

                                                                          Representative current charge - $0.02****
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Additional Death & Dismemberment on Spouse's
                                                                          Maximum - $0.032***
life                                                    Monthly.          Minimum - $0.032***

                                                                          Representative current charge - $0.032****
------------------------------------------------ ------------------------ ----------------------------------------------------

      *  The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
          #     The charges shown for Additional Insurance Benefits are expressed as rates per $1,000 of coverage amount.
    ** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
   ***   These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
 ****  The representative current charge for cost of insurance is a sample rate charged for a 45 year old insured who is an active employee.  The representative current charges for Additional Insurance benefits are sample rates charged under existing client plans.

2 The Cost of Insurance ("COI") charge varies based on the group and individual characteristics of the covered person. The amounts shown in the table may not be representative of the charge that a Participant will pay. Your Certificate contains more information about the COI charges that apply to you.

3 These benefits may not be available to some groups.

Deductions From Portfolios

The next table describes the Funds’ fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund’s fees and expenses is contained in the Prospectus for each Fund.

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                      Total Annual Fund Operating Expenses*                            Minimum          Maximum
----------------------------------------------------------------------------------- --------------- -----------------
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Gross expenses deducted from the Fund's assets, including management fees,              0.37%            3.89%
distribution and/or service (12b-1) fees, and other expenses
----------------------------------------------------------------------------------- --------------- -----------------

*For 2003, the net fees of these funds ranged on an annual basis from 0.37% to 1.60% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal. See the Death Benefit and Contract Values section on page 32.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential Insurance deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If the balance in your Certificate Fund is not enough to pay any month’s charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

Allocation of Premiums and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some Group Contracts, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. (See the Charges and Expenses section on page 15).

You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section on page 15.

Transfers

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See Transfers and Transfer Restrictions on page 23.

Dollar Cost Averaging

Dollar Cost Averaging (“DCA”) lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. See the Dollar Cost Averaging section on page 25.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some Group Contracts, Prudential Insurance is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Tax Treatment of Certificate Benefits section on page 39.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Tax Treatment of Certificate Benefits section on page 39.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month’s charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some Group Contracts, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section on page 37, and the Tax Treatment of Certificate Benefits section on page 39.

Canceling Your Certificate

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section on page 22.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, life insurance could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Risk of an Increase in Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Contract Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section on page 38. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the Tax Treatment of Certificate Benefits section on page 39.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts have a limit on the number of partial withdrawals you can make in a year, and some Group Contracts may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your death benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment of Certificate Benefits section on page 39.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

RISK /BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section on page 14 and The Fixed Account section on page 15.

Risks Associated with the Variable Investment Options

Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a “Fund”). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund Prospectuses for the Portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The contracts and certificates are issued by The Prudential Insurance Company of America (“Prudential Insurance,” “we” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contracts.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance’s consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance’s ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance’s other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance’s general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

Income, gains and losses related to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Prudential Insurance’s other assets. These assets may not be charged with liabilities that arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. There are currently 134 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

There are currently 134 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Prudential Insurance may add additional variable investment options in the future.

A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Supplement”).

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the funds will be met.

Voting Rights

Prudential Insurance is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund’s shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund’s fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws. Here’s how we will determine the number of Fund shares and votes for which you may give instructions:

o        To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

o        The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable
         Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds’ portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance’s management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. Before Prudential Insurance can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance’s general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential Insurance may determine interest rates based on the contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under federal securities laws. Prudential Insurance has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of federal securities laws relating to the accuracy of statements made in a prospectus.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section on page 23. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the When Proceeds Are Paid section on page 30.

CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate and to the Supplement applicable to your Group to learn what charges apply to you.

Charge For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

o        The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25%
         of the premium Prudential Insurance receives. This is Prudential Insurance's estimate of the average burden of state taxes for existing Group Clients. Tax rates vary from jurisdiction to jurisdiction and currently range from
         0% to 5.069%.  (In some states, this charge is called a premium-based administrative charge.)

o        The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by
         Prudential Insurance. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in good order. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that you receive.

Withdrawal/Partial Surrender Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

Loan Charges

Under certain Group Contracts, Prudential Insurance may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction Of Charges

Prudential Insurance may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

o        The size of the group;

o        The total amount of premium payments we expect to receive;

o        How long Participants will hold their Certificates;

o        The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down; and

o        Any other circumstances Prudential Insurance believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential Insurance’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

        — the “your Certificate's "Net Amount at Risk" by

        — the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

o        the Covered Person's age;

o        the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

o        the life expectancy of the people covered under your Group Contract;

o        whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the Additional
         Insurance Benefits section on page 28;

o        whether or not the Certificate is provided on a Portable basis; and

o        the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

o        The number of Certificates in effect;

o        The number of new Certificates issued;

o        The number of Certificates surrendered or becoming Portable;

o        The expected claims (death benefits, accelerated benefits and surrenders);

o        The expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

o        The expected expenses; and

o        The level of administrative services provided to the Group Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

o        guaranteed issue procedures, if any;

o        simplified underwriting that may not require a medical exam, blood tests or urine tests;

o        groups with substandard risks characteristics; and

o        the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some Group Contracts, we may deduct the charge when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $42.10, and applies to insureds above age 95 under certain group insurance contracts. The lowest rate per thousand is $.04, and applies to insureds under age 30 under certain group insurance contracts.

The following table provides sample per thousand charges:

------------------------------- -------------------------------------------------
          Insured's Age             Monthly Cost of Insurance Rate per $1000
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              35                                     $.076
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              45                                     $.166
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              55                                     $.436
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              65                                     $1.083
------------------------------- -------------------------------------------------

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From The Certificate Fund

In addition to the Cost of Insurance Charge described on page 17, Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.

1.     Charge For Additional Insurance Benefits: The Additional Insurance Benefits section on page 28 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

        Accelerated Benefit Option: There is no additional charge for this benefit.

        Spouse Term Insurance: The highest rate per thousand currently charged for this benefit is $16.31, and applies to spouses age 95 and over under certain group insurance contracts. The lowest rate per thousand currently charged for this benefit is $.05, and applies to spouses under age 30. The following table provides sample per thousand charges:

----------------------- -----------------------------
     Insured's Age          Monthly Rate per $1000
----------------------- -----------------------------
----------------------- -----------------------------
          35                       $.076
----------------------- -----------------------------
----------------------- -----------------------------
          45                       $.128
----------------------- -----------------------------
----------------------- -----------------------------
          55                       $.364
----------------------- -----------------------------
----------------------- -----------------------------
          65                       $1.074
----------------------- -----------------------------
Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

Child term insurance: The highest rate per thousand currently charged for this benefit is $.12. The lowest rate per thousand currently charged for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

Accidental Death & Dismemberment (AD&D) on the employee’s life: A sample rate per thousand currently charged for this coverage is $.02. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the spouse’s life: A sample rate per thousand currently charged for this coverage is $.032. Generally, one rate is payable at all ages for a given group of insureds.

2.     Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contractholders. This charge may be higher when premium payments are made directly to Prudential Insurance. The charge is guaranteed not to be more than $6 per month and currently is not more than $5.50 per month. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality charge to make. The “expense risk” assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see The Funds section in the accompanying Supplement for your Group. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

   --------------------------------------------------------------------------------------------
     You Make A Premium Payment.
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
     Then, Prudential Insurance Deducts These Charges:

o        A Charge For Taxes Attributable To Premiums. Currently, this charge ranges from 1.92% to 2.60%.
         We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

o        A Processing Charge of up to $2. (Under some Group Contracts, this charge is waived.)

o        A Sales Charge of up to 3.5%. (Under some Group Contracts, this charge is waived.)

-------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
     The Remainder Is Your Net Premium
     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
     Daily Charges

     After your Net Premium is directed to your investment option(s), Prudential Insurance deducts the DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

o        A Daily Charge for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Prudential Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

o        A Daily Charge for expenses incurred by the Funds. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

    --------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------
     Monthly Charges

     Prudential Insurance deducts these charges from your Certificate Fund each month:

o        A Charge For Administrative Expenses of up to $6 per month.

o        A Charge For The Cost Of Insurance.

o        A Charge For Any Additional Insurance Benefits not already included in the charge for the cost of insurance.

Under some Group Contracts, Prudential Insurance may deduct these charges more or less frequently.

    Transaction Charges

     Some Group Contracts may also permit Prudential Insurance to make the following Transaction
     Charges:

o        When you Surrender your Certificate Fund or when you make a Withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

           Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%.

o        When you request additional statements. The charge may be up to $20 for each statement; and

o        When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to
                $20 for each transfer after the 12th one.

Also, Prudential Insurance has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.

GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life insurance. The Group Contract also states whether or not Eligible Group Members may also buy coverage for their dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change daily. They change based on the performance of the investment options you selected.

Applicant Owner Provision

Some Group Contracts have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to “Participant” and “you” in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member’s spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the certificate be initially issued to the insured/employee. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured/employee.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Variable Universal Life insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse’s life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant, and we will issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant.

Maximum Age

Generally, Prudential Insurance will not issue Certificates for a person who is older than age 74. And, Prudential Insurance will generally end a Participant’s coverage at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

o        The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

o        The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o        We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

o        We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential Insurance (or, if allowed by law, Prudential Insurance’s designee) on the form we require you to use for this purpose. Prudential Insurance will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at 1-800-562-9874.

If you make more than twelve transfers in a Certificate Year, Prudential Insurance may charge up to $20 for each transfer after the twelfth. Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a “market timing” strategy, since it may be disruptive to the Separate Account and the Funds.

Transfer Restrictions

Frequent transfers among investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For these reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

In light of the risks posed to Certificate owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any Certificate Year for all existing or new Certificate owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Certificate Year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund’s portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        Once you have made 20 transfers during a Certificate Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order.  For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing," (ii)
         will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count transfers that involve one of our systematic programs, such as dollar cost averaging.

o        With respect to each variable investment option (other than the Prudential Series Fund Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option.  If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer
         Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option").  Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted
         Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund.  For purposes of this rule, we do not count transfers made in connection with one of our systematic programs, such as dollar cost averaging.  Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Certificate at any time.

o        We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.

o        If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

o        We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the investment options. Prudential Insurance will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section on page 38.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging (“DCA”). Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential Insurance will give you a form to request DCA. If we receive your request form in good order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occurs:

o        We have completed the designated number of transfers;

o        The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer;

o        Prudential Insurance receives your written request to end the DCA arrangement; or

o        You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder’s Participation

The Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days’ written notice.

In addition, Prudential Insurance may terminate a Group Contract:

o        If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice; or

o        If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section on page 26. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential Insurance (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Coverage. See also the Charges and Expenses section on page 15. Charges and expenses for Portable Coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential Insurance may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If you elect to terminate your coverage, you will have the following options: Paid-up Coverage or Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o        If the Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the
         Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash
         Surrender Value of your Certificate.

o        If the Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis.  Prudential Insurance might impose certain rules and limits on the continued insurance.  The rules and limits are shown in your Certificate.  You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a
         Portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential Insurance evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential Insurance normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

o        $10,000; or

o        the Face Amount of your Certificate minus the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate’s Cash Surrender Value for Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate’s Death Benefit right before you elect Paid-up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Tax Treatment of Certificate Benefits section on page 39.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential Insurance on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to “you” in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential Insurance will honor the assignment only if:

o        You make the assignment in writing; and
o        You sign it; and
o        Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your
              Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Tax Treatment of Certificate Benefits section on page 39.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an experience credit. If there is an Experience Credit, Prudential Insurance will pay it to the Group Contractholder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person’s lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person’s lifetime.

Misstatement of Age

If the Covered Person’s age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Additional Insurance Benefits

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

Accelerated Benefit Option ( referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)

Under an accelerated benefit option, you can elect to receive an early lump sum payment of part of the Certificate’s Death Benefit when the Covered Person is diagnosed as being terminally ill. “Terminally ill” means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person’s Net Amount at Risk, plus a portion of the Covered Person’s Certificate Fund. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person’s death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)

Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle” means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential Insurance will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Life Benefits

Dependent life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Procedures

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance — for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential Insurance. Either way, Prudential Insurance will consider enrollment forms, payments, orders and other documents to be “received” when Prudential Insurance receives them in good order.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential Insurance will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Insurance Reconciles Financial Transactions

Transactions received in good order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in good order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

When Proceeds Are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person’s death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

o        We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

o        We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days
         (or a shorter period, if required by state law).

PREMIUMS

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund — minus Certificate Debt and outstanding charges — to cover each month’s charges. If there is not, your insurance will end (in insurance terms, it will “lapse”). If the balance in your Certificate Fund is not enough to pay any month’s charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don’t, your insurance coverage will end. See the Lapse section on page 38 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section on page 43.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential Insurance. See the Charges and Expenses section on page 15.

Deducting Premiums From Your Paycheck

Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder’s rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that’s the case, you may still make premium payments below the minimum directly to Prudential Insurance.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment of Certificate Benefits section on page 39.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

How Prudential Insurance Will Deposit And Invest Premium Payments

Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the “Net Premium.” See the Charges and Expenses section on page 15.

Here’s how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o        BEFORE THE CERTIFICATE DATE. Prudential Insurance will hold any premium payment that it receives before the
         Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

o        DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed
         Account.)

o        AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days,
         Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

         If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net
         Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code’s definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit, increasing your cost of insurance. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified “corridor percentage” of the Certificate Fund based on your Attained Age:

-------------------------------- ------------------------------ ------------------------------ ------------------------------
 COVERED PERSON'S ATTAINED AGE             CORRIDOR             COVERED PERSON'S ATTAINED AGE            CORRIDOR
  ---------------------------             PERCENTAGE            ------------------------------          PERCENTAGE
                                    -----------------------                                       -----------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
             0-40                             250                            60                             130
              41                              243                            61                             128
              42                              236                            62                             126
              43                              229                            63                             124
              44                              222                            64                             122
              ---                             ---                            ---                            ---
              45                              215                            65                             120
              46                              209                            66                             119
              47                              203                            67                             118
              48                              197                            68                             117
              49                              191                            69                             116
              ---                             ---                            ---                            ---
              50                              185                            70                             115
              51                              178                            71                             113
              52                              171                            72                             111
              53                              164                            73                             107
              54                              157                            74                             107
              ---                             ---                            ---                            ---
              55                              150                            75                             105
              56                              146                            76                             105
              57                              142                            77                             105
              58                              138                            78                             105
              59                              134                            79                             105

-------------------------------- ------------------------------ ------------------------------ ------------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
              ---                             ---                            ---                            ---
              80                              105                            90                             105
              81                              105                            91                             104
              82                              105                            92                             103
              83                              105                            93                             102
              84                              105                            94                             101
              ---                             ---                            ---                            ---
              85                              105                            95                             100
              86                              105                            96                             100
              87                              105                            97                             100
              88                              105                            98                             100
              89                              105                            99                             100
-------------------------------- ------------------------------ ------------------------------ ------------------------------

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Table.

How Your Beneficiary May Receive The Death Benefit

Group life insurance benefits are settled through Prudential’s Alliance Account® settlement option4. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draftbook (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

_________________

4 Prudential's Alliance Account is a registered trademark of The Prudential Insurance Company of America.

The Alliance Account is not available for payments of less than $10,000, payments to individuals residing outside the United
States and its territories and certain other payments. These will be paid by check. Terminally ill participants who receive a portion of their insurance benefits under the Accelerated Benefit Option also use the Alliance Account.  There are fees for special services such as stop payment requests. You may wish to consult your tax advisor regarding interest earned on the account.

Wachovia  Securities  LLC, is a member NYSE & SIPC.  Wachovia  Securities  is the  Administrator  of the  Prudential  Alliance
Account Settlement  Option, a contractual  obligation of The Prudential  Insurance Company of America, a Prudential  Financial
company,  located at 751 Broad  Street,  Newark,  NJ  07102-3777.  Alliance  Account  balances  are not insured by the Federal
Deposit Insurance  Corporation  (FDIC).  Check clearing and processing  support are provided by Bank One. Wachovia  Securities and Bank One are not Prudential Financial companies.

Settlement Options

As an alternative to the Alliance Account, your beneficiary may choose one of the following settlement options:

Option 1: Payments for a Fixed Period
The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life
The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income
All or part of the proceeds may be left with Prudential Insurance to earn interest, which can be paid annually, semi-annually, quarterly or monthly. The minimum deposit is $1000. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Option 4: Payments of a Fixed Amount
You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential Insurance will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential Insurance’s rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in the Face Amount

o        Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

o        Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

o        Some Group Contracts may not allow increases at all.

o        Whenever the Face Amount of insurance increases, Prudential Insurance may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential Insurance may not allow the increase.

o        An increase in the Face Amount will result in higher monthly insurance charges because the net amount at risk will increase.

Decreases in the Face Amount

o        Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

o        A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

o        Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant's salary decreases.

o        Some Group Contracts allow Prudential Insurance to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential Insurance will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes — whether it increases or decreases — the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Tax Treatment of Certificate Benefits section on page 39. You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section on page 30. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 39.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section on page 37.

The Cash Surrender Value will change daily to reflect:

o        Net Premiums;

o        Withdrawals;

o        Increases or decreases in the value of the Funds you selected;

o        Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

o        Interest accrued on any loan;

o        The daily asset charge for mortality and expense risks assessed against the variable investment options; and

o        Monthly charges that Prudential Insurance deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate’s Cash Surrender Value (“Withdrawal” or “Partial Surrender”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial surrenders/withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you in good order the withdrawn money as described in the When Proceeds Are Paid section on page 30. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.

Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 39.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month’s charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential Insurance may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential Insurance will pay loan proceeds as described in the When Proceeds Are Paid section on page 30.

Interest charged on the loan accrues daily at a rate that Prudential Insurance sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here’s what happens:

o        We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

o        We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

o        We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to
         2% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial surrender/withdrawal from the Certificate Fund. A partial surrender/withdrawal may have tax consequences. See the Partial Surrender/Withdrawals section on page 36 and the Tax Treatment of Certificate Benefits section on page 39.

A loan will not cause your Certificate to lapse. However, your Loan plus accrued interest (together, these are called “Certificate Debt”) may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges and your coverage will end. See the Lapse section on page 38.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See The Tax Treatment Of Certificate Benefits section on page 39.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate’s Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund is not enough, Prudential Insurance will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it. We will send the notice to the last known address we have on file for you.

How You Can Stop Your Insurance From Lapsing

You must make a payment that is enough to pay outstanding charges. Prudential Insurance must receive the payment by the later of:

o        61 days after the Monthly Deduction Date; or

o        30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Tax Treatment of Certificate Benefits section on page 39.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential Insurance (or our designee):

o        A written request for reinstatement;

o        Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance;

o        A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section on page 15;

o        We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the
         Incontestability and the Suicide Exclusion sections on page 28. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAX TREATMENT OF CERTIFICATE BENEFITS

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

o        You will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

o        The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes — which will be applied uniformly to all Participants after advance written notice — that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential Insurance, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential Insurance reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Certificate owners and will be made with such notice to affected Certificate owners as is feasible under the circumstances.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person’s death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

o        If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o        Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o        Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the
         Certificate for the purposes of determining whether a withdrawal is taxable.

o        Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

o        The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

o        If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the
         Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o        Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity.

o        All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single
         Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance’s operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here’s what that means:

o        First, the Death Benefit is generally not included in the gross income of the beneficiary;

o        Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the
         Participant. This is true whether the increases are from income or capital gains;

o        Third, partials surrenders and withdrawals are generally treated first as a return of your investment in the
         Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section on page 39.

o        Fourth, loans are not generally treated as distributions. Different tax rules apply if your certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section on page 39.

You should consult your tax adviser for guidance on your specific situation.

Legal Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to our practices and proceedings that are typical of the businesses in which we operate, including in both cases businesses that we have divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We retained all liabilities for the litigation associated with our discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999) or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of Prudential Insurance’s former managed care operations and assert nationwide classes. In October, 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. Prudential Insurance and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential Insurance and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that Prudential Insurance received prepayments of approximately $100 million.

Our litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential Insurance, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

In January 2004, the NASD fined Prudential Equity Group, Inc. (formerly known as Prudential Securities Incorporated) and PIMS $2 million, and ordered the firms to pay customers $9.5 million for sales of fixed and variable annuities that violated a New York State Insurance Department regulation concerning replacement sales and NASD rules and for the use of incorrect annuity performance illustrations in sales of certain annuity contracts. We brought this matter to the New York Insurance Department and the NASD’s attention in response to an internal investigation, and in consultation with both the New York Insurance Department and the NASD, we have initiated a remediation program for all affected customers which has already provided $8 million in remediation.

Financial Statements

The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts. The financial statements of the Separate Account and the consolidated financial statements of Prudential Insurance are made available in the Statement of Additional Information to this prospectus.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America
The Prudential Variable Contract Account GI-2
Principal Underwriter
Sale of the Contract and Sales Commissions
State Regulation
ERISA Considerations
Performance Data
Ratings and Advertisements
Premiums
Services Performed by Third Parties
Experts
Financial Statements

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Attained Age — Your age as defined by the Group Contract.

Business Day — A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value — The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

Certificate — A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary — The same date each year as the Certificate Date.

Certificate Date — The effective date of coverage under a Certificate.

Certificate Debt — The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund — The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year — The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary — The same date each year as the Contract Date.

Contract Date — The date on which the Group Contract is issued.

Covered Person — The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant’s spouse as the Covered Person.

Death Benefit — The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members — The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit — A refund that Prudential Insurance may provide under certain Group Contracts based on favorable experience.

Face Amount — The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account — An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds — The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

Group Contract — A Group Variable Universal Life insurance contract that Prudential Insurance issues to the Group Contractholder. The term Group Contract also includes a participating employer’s participation in a multi-employer trust.

Group Contractholder — The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contractholder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium — A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential Insurance will advise you of the guideline annual premium under the Certificate.

Issue Age — The Covered Person’s Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account — An account within Prudential Insurance’s general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value — The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month’s charges.

Modified Endowment Contract — A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Tax Treatment Of Certificate Benefits section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date — Generally, the Contract Date and the first day of each succeeding month, except that whenever the monthly deduction date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk — The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium — Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage — This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant — An Eligible Group Member or “applicant owner” under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as “you” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Portable — Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a portable certificate may no longer be considered to be a member of the Group Contractholder’s group for purposes of determining those rates and charges.

Separate Account — Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under federal securities laws and established by Prudential Insurance to receive some or all of the Net Premiums and to invest them in the Funds.

Series Fund — The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount — A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We, Prudential, Us — The Prudential Insurance Company of America.

You — A Participant.

To learn more about Prudential Insurance’s Group Variable Universal Life product, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2004 by calling our customer service center toll free at (800) 562-9874. You can also contact the customer service center if you have any questions regarding your contract or in order to obtain personalized illustrations of death benefits or cash surrender values. All of these services are provided without charge.

        The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus. Prudential Insurance also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can be obtained from the SEC’s Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 42 of this prospectus.

File No.: 811-07545

                                                     Supplement Dated May 1, 2004
                                                    To Prospectus Dated May 1, 2004
                                                        For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2004 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential Insurance offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross expenses deducted from the Fund's assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses                            0.37%            3.89%

----------------------------------------------------------------------------------- --------------- -----------------

*For 2003, the net fees of these Funds ranged on an annual basis from 0.37% to 1.60% of Fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

The Funds

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included is each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

Conservative Balanced Portfolio:  Seeks total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:  Seeks a high level of income over a longer term while providing reasonable safety of capital.

Diversified Conservative Growth Portfolio:  Seeks current income and a reasonable level of capital appreciation.

Equity Portfolio:  Seeks long-term growth of capital.

Flexible Managed Portfolio:  Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:  Seeks long-term growth of capital.

Government Income Portfolio:  Seeks a high level of income over the long term consistent with the preservation of capital.

High Yield Bond Portfolio:  Seeks a high total return.

Jennison Portfolio:  Seeks long-term growth of capital.

Jennison 20/20 Focus Portfolio:  Seeks long-term growth of capital.

Money Market Portfolio:  Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Natural Resources Portfolio:  Seeks  long-term growth of capital.

Small Capitalization Stock Portfolio:  Seeks long-term growth of capital.

Stock Index Portfolio:  Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio:  Seeks capital appreciation.

Zero Coupon Bond Portfolio - 2005:  Seeks the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital.

SP AIM Aggressive Growth Portfolio:  Seeks long-term growth of capital.

SP AIM Core Equity Portfolio:  Seeks growth of capital.

SP Alliance Large Cap Growth Portfolio:  Seeks long term growth of capital.

SP Davis Value Portfolio:  Seeks growth of capital.

SP Deutsche International Equity Portfolio:  Seeks long-term capital appreciation.

SP Goldman Sachs Small Cap Value Portfolio (formerly SP Small/Mid Cap Value Portfolio):  Seeks long-term growth of capital.

SP Large Cap Value Portfolio:  Seeks long-term growth of capital.

SP MFS Capital Opportunities Portfolio:  Seeks capital appreciation.

SP Mid Cap Growth Portfolio:  Seeks long-term growth of capital.

SP PIMCO High Yield Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP PIMCO Total Return Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP Prudential U.S. Emerging Growth Portfolio:  Seeks long-term capital appreciation.

SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio):  Seeks long-term capital growth.

SP Strategic Partners Focused Growth Portfolio:  Seeks long-term growth of capital.

SP Technology Portfolio (formerly SP Alliance Technology Portfolio):  Seeks growth of capital.

SP William Blair  International  Growth Portfolio  (formerly SP Jennison  International  Growth  Portfolio):  Seeks long term growth of capital.

SP Asset Allocation Portfolios
         SP Aggressive  Growth Asset Allocation  Portfolio:  Seeks capital  appreciation by investing in domestic equity portfolios and international equity portfolios.
         SP Balanced Asset Allocation Portfolio:  Seeks to provide a balance between current income and growth of capital by investing in domestic equity portfolios, fixed income portfolios and international equity portfolios.
         SP Conservative Asset Allocation Portfolio:  Seeks to provide current income with low to moderate capital appreciation by investing in domestic equity portfolios, fixed income portfolios and international equity portfolios.
         SP Growth Asset Allocation Portfolio:  Seeks to provide long-term growth of capital with consideration also given to current income, by investing in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global Portfolio, the Natural Resources Portfolio, the Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the SP Prudential U.S. Emerging Growth Portfolio and the Value Portfolio. Jennison serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio, and the SP Strategic Partners Focused Growth Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIM serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

A I M Capital Management, Inc. (“AIM Capital”) serves as the subadviser for the SP AIM Aggressive Growth and the SP AIM Core Equity Portfolios. A I M’s principal business address is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

Alliance Capital Management L.P. (“Alliance”) serves as the subadviser to the SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Calamos Asset Management, Inc. (“Calamos”) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos’ address is 1111 E. Warrenville Road, Naperville, IL 60563-1463.

Davis Advisors (“Davis”) serves as the subadviser to the SP Davis Value Portfolio. Davis’ business address is 2429 East Elvira Road, Suite 101, Tucson, AZ 85706.

Deutsche Asset Management Investment Services Limited (“DeAMIS”) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS’ address is One Appold Street, London, United Kingdom.

The Dreyfus Corporation (“Dreyfus”) serves as the subadviser to the SP Technology Portfolio. Dreyfus’ address is 200 Park Avenue, New York, New York 10166.

EARNEST Partners LLC (“EARNEST”) serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. EARNEST’s business address is 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM’s address is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley’s address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P.     Morgan Investment Management Inc. (“J.P. Morgan”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan’s address is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser to the SP MFS Capital Opportunities Portfolio. MFS’ principal business address is 500 Boylston Street, Boston, MA 02116.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio and is the sole subadviser for the SP PIMCO Total Return and the SP PIMCO High Yield Portfolios. PIMCO’s business address is 840 Newport Center Drive, Newport Beach, CA 92660.

RS Investment Management, LP (“RS Investments”) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is located at 388 Market Street, Suite 1700, San Francisco, CA 94111.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (“State Street”) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street’s address is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (“William Blair”) serves as the subadviser for the SP William Blair International Growth Portfolio. William Blair’s address is 222 West Adams Street, Chicago, Illinois 60606.

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                                     THE PRUDENTIAL SERIES FUND, INC.

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---------------------------------------------------- -------------- --------------- ------- ----------------
Fund Name                                             Investment    Other Expenses  12b-1   Total Expenses
                                                     Advisory Fees                   Fees         (1)
---------------------------------------------------- -------------- --------------- ------- ----------------
---------------------------------------------------- -------------- --------------- ------- ----------------
Conservative Balanced Portfolio                          0.55%          0.03%         --         0.58%
Diversified Bond Portfolio                               0.40%          0.04%         --         0.44%
Diversified Conservative Growth Portfolio                0.75%          0.23%         --         0.98%
Equity Portfolio                                         0.45%          0.04%         --         0.49%
Flexible Managed Portfolio                               0.60%          0.02%         --         0.62%
Global Portfolio                                         0.75%          0.12%         --         0.87%
Government Income Portfolio                              0.40%          0.06%         --         0.46%
High Yield Bond Portfolio                                0.55%          0.05%         --         0.60%
Jennison Portfolio                                       0.60%          0.04%         --         0.64%
Jennison 20/20 Focus Portfolio                           0.75%          0.20%         --         0.95%
Money Market Portfolio                                   0.40%          0.04%         --         0.44%
Natural Resources Portfolio                              0.45%          0.06%         --         0.51%
Small Capitalization Stock Portfolio                     0.40%          0.08%         --         0.48%
Stock Index Portfolio                                    0.35%          0.02%         --         0.37%
Value Portfolio                                          0.40%          0.04%         --         0.44%
Zero Coupon Bond 2005 Portfolio                          0.40%          0.26%         --         0.66%
SP AIM Aggressive Growth Portfolio (2)                   0.95%          1.07%         --         2.02%
SP AIM Core Equity Portfolio (2)                         0.85%          0.87%         --         1.72%
SP Alliance Large Cap Growth Portfolio                   0.90%          0.16%         --         1.06%
SP Davis Value Portfolio                                 0.75%          0.07%         --         0.82%
SP Deutsche International Equity Portfolio (2)           0.90%          0.40%         --         1.30%
SP Goldman Sachs Small Cap Value
  Portfolio (formerly SP Small/Mid Cap
  Value Portfolio)                                       0.90%          0.14%         --         1.04%
SP Large Cap Value Portfolio (2)                         0.80%          0.31%         --         1.11%
SP MFS Capital Opportunities Portfolio (2)               0.75%          1.27%         --         2.02%
SP Mid-Cap Growth Portfolio (2)                          0.80%          0.54%         --         1.34%
SP PIMCO High Yield Portfolio                            0.60%          0.12%         --         0.72%
SP PIMCO Total Return Portfolio                          0.60%          0.05%         --         0.65%
SP Prudential U.S. Emerging Growth Portfolio             0.60%          0.20%         --         0.80%
SP State Street Research Small Cap Growth
  Portfolio (formerly SP INVESCO Small
 Company Growth Portfolio) (2)                           0.95%          0.83%         --         1.78%
SP Strategic Partners Focused Growth                                                  --
   Portfolio (2)                                         0.90%          0.75%                    1.65%
SP Technology Portfolio (formerly SP
 Alliance Technology Portfolio) (2)                      1.15%          1.41%         --         2.56%
SP William Blair International Growth
  Portfolio (formerly SP Jennison
  International Growth Portfolio)                        0.85%          0.30%         --         1.15%
SP Aggressive Growth Asset Allocation
  Portfolio (2) (3)                                      0.85%          0.30%         --         1.15%
SP Balanced Asset Allocation Portfolio  (2) (3)          0.77%          0.21%         --         0.98%
SP Conservative Asset Allocation                                                      --
   Portfolio (2) (3)                                     0.72%          0.16%                    0.88%
SP Growth Asset Allocation Portfolio (2) (3_)            0.81%          0.26%         --         1.07%
---------------------------------------------------- -------------- --------------- ------- ----------------
(1)	Total annual expenses do not reflect fee waivers, reimbursement of expenses, or expense offset arrangements for the fiscal year ended December 31, 2003.

(2)

The portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investment LLC at any time. After accounting for the expense reimbursements, the portfolio’s actual annual operating expenses were: 0.97% — SP Aggressive Growth Asset Allocation Portfolio; 1.07% — SP AIM Aggressive Growth Portfolio; 1.00% — SP AIM Core Equity Portfolio; 0.87% — SP Balanced Asset Allocation Portfolio; 0.81% — SP Conservative Asset Allocation Portfolio; 1.10% — SP Deutsche International Equity Portfolio; 0.92% — SP Growth Asset Allocation Portfolio; 0.90% — SP Large Cap Value Portfolio; 1.00% — SP MFS Capital Opportunities Portfolio; 1.00% SP Mid Cap Growth Portfolio; 1.15% — SP State Street Research Small Cap Growth Portfolio; 1.01% — SP Strategic Partners Focused Growth Portfolio; 1.30% — SP Technology Portfolio.

(3)

Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The Total Expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC.

AIM-INVESCO FUNDS(Series
I Shares)

AIM V.I. Diversified Income Fund – Series I shares: The fund’s investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities of U.S. and foreign companies.

AIM V.I. Government Securities Fund – Series I shares: The fund’s investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. Growth Fund – Series I shares (INVESCO VIF-Growth Fund merged into this Fund): The fund’s investment objective is to seek growth of capital. The fund seeks to meet this objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. High Yield Fund – Series I shares (INVESCO VIF – High Yield Fund merged into this Fund): Seeks to provide a high level of current income by normally investing at least 80% of its net assets in a diversified portfolio of high yield corporate bonds rated below investment grade or bonds that are of comparable quality, commonly known as “junk bonds,” and preferred stock with below investment grade ratings or those deemed by AIM to be of comparable quality. These investments generally offer higher rates of return, but are riskier than investment in securities of issuers with higher credit ratings. A portion of the Fund’s net assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds.

AIM V.I. International Growth Fund – Series I shares : The fund’s investment objective is to provide long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Premier Equity Fund – Series I shares: The fund’s investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to meet is objectives, by investing, normally 80% of its net assets, in equity securities judged by the fund’s investment adviser to be undervalued relative to the investment advisor’s appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

INVESCO VIF — Core Equity Fund- Series I shares: Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it may also invest in companies that have not paid regular dividends. The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government bonds that are rated investment grade at the time of purchase.

INVESCO VIF — Dynamics Fund – Series I shares : Seeks long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-sized companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

INVESCO VIF-Health Sciences Fund – Series I shares: Seeks capital growth by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

INVESCO VIF-Technology Fund – Series I shares (INVESCO VIF-Telecommunications Fund merged into this Fund): The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

INVESCO VIF-Total Return Fund – Series I shares: Seeks to provide a high total return through both growth and current income by normally investing at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. Normally, at least 30% of the Fund’s net assets will be invested in debt securities and at least 30% of the Fund’s net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investment at INVESCO’s discretion, based upon current business, economic, and market conditions.

INVESCO VIF — Utilities Fund – Series I shares (AIM V.I. Global Utilities Fund merged into this Fund): Seeks growth of capital and current income by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless.

A I M Advisors, Inc. (“AIM”) serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO Institutional (N.A.), Inc. serves as the subadvisor for the INVESCO VIF – Core Equity Fund, INVESCO VIF – Dynamics Fund, INVESCO VIF – Health Sciences Fund, INVESCO VIF – Technology Fund, INVESCO VIF – Total Return Fund, and INVESCO VIF – Utilities Fund. AIM’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

-----------------------------------------------------------------------------------------------------------
                                   AIM-INVESCO FUNDS (SERIES I SHARES)

-----------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------- --------------- ------- ---------------
Fund Name                                             Investment    Other Expenses  12b-1   Total Expenses
                                                     Advisory Fees                   Fees
---------------------------------------------------- -------------- --------------- ------- ---------------
---------------------------------------------------- -------------- --------------- ------- ---------------
AIM V.I. Diversified Income Fund (1)                     0.60%          0.35%         --        0.95%
AIM V.I. Government Securities Fund  (1)                 0.47%          0.29%         --        0.76%
AIM V.I. Growth Fund  (1) (2)                            0.63%          0.27%         --        0.90%
AIM V.I. High Yield Fund (1) (2) (3)                     0.63%          0.43%         --        1.06%
AIM V.I. International Growth Fund  (1)                  0.75%          0.35%         --        1.10%
AIM V.I. Premier Equity Fund  (1)                        0.61%          0.24%         --        0.85%
INVESCO VIF - Core Equity Fund
   (1) (4) (5) (6)                                       0.75%          0.38%         --        1.13%
INVESCO VIF - Dynamics Fund  (1) (4) (5) (6)             0.75%          0.42%         --        1.17%
INVESCO VIF - Health Sciences Fund  (1) (4)
   (5) (6)                                               0.75%          0.33%         --        1.08%
INVESCO VIF -Technology Fund  (1) (2) (4)
   (5) (6)                                               0.75%          0.41%         --        1.16%
INVESCO VIF - Total Return Fund - (1) (4)
   (5) (6) (7)                                           0.75%          0.98%         --        1.73%
INVESCO VIF -Utilities Fund (1) (2) (4) (5) (6)          0.60%          0.55%         --        1.15%
---------------------------------------------------- -------------- --------------- ------- ---------------
(1)

Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(2)	As a result of the reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund’s Total Annual Operating Expenses have been restated to reflect current expenses.

(3)

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.05%. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.05% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2005.

(4)

The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

(5)

The Fund’s advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund’s advisor pursuant to expense limitation commitments between the Fund’s advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund’s advisor incurred the expense.

(6)	Formerly INVESCO Variable Investment Fund, Inc.

(7)

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses to 1.30%. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2005.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.(Class
A Shares)

AllianceBernstein Global Bond Portfolio: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

AllianceBernstein Global Dollar Government Portfolio: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation.

AllianceBernstein Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

AllianceBernstein International Portfolio: Seeks total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

AllianceBernstein Premier Growth Portfolio: Seeks growth of capital rather than current income by employing aggressive investment policies. The Fund invests primarily in equity securities of U.S. companies.

AllianceBernstein Small Cap Growth Portfolio (formerly AllianceBernstein Quasar Portfolio): Seeks growth of capital by pursuing aggressive investment policies investing principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

AllianceBernstein Real Estate Investment Portfolio: Seeks total return on assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

AllianceBernstein U.S. Government/High Grade Securities Portfolio: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

AllianceBernstein Utility Income Portfolio: Seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

AllianceBernstein Worldwide Privatization Portfolio: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio’s investment portfolio will include equity securities of companies that are believed by the Fund’s Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. (“Alliance”) is the investment adviser to each of the above-mentioned funds. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

-----------------------------------------------------------------------------------------------------------
                  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS A SHARES)

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
AllianceBernstein Global Bond Portfolio   (1)              0.65%          0.50%       --        1.15%
AllianceBernstein Global Dollar  Government
  Portfolio (1)                                            0.75%          1.15%       --        1.90%
AllianceBernstein Growth Portfolio                         0.75%          0.14%       --        0.89%
AllianceBernstein Growth and Income
  Portfolio (1)                                            0.63%          0.03%       --        0.66%
AllianceBernstein International Portfolio (1)              1.00%          0.80%       --        1.80%
AllianceBernstein Premier Growth Portfolio  (1)            1.00%          0.05%       --        1.05%
AllianceBernstein Small Cap Growth Portfolio
  (formerly AllianceBernstein QuasarPortfolio)
  (1)                                                      1.00%          0.36%       --        1.36%
AllianceBernstein Real Estate Investment
  Portfolio (1)                                            0.90%          0.34%       --        1.24%
AllianceBernstein U.S. Government/High
  Grade Securities Portfolio (1)                           0.60%          0.17%       --        0.77%
AllianceBernstein Utility Income Portfolio (1)             0.75%          0.73%       --        1.48%
AllianceBernstein Worldwide Privatization
  Portfolio (1)                                            1.00%          1.17%       --        2.17%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

Total portfolio operating expenses do not reflect Alliance’s waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. With the fee waivers, net expenses for the Class A portfolios are: 0.95% — AllianceBernstein Global Bond Portfolio; 1.65% — Alliance Global Dollar Government Portfolio; 0.58% — AllianceBernstein Growth and Income Portfolio; 1.55% — AllianceBernstein International Portfolio; 0.80% — AllianceBernstein Premier Growth Portfolio; 1.11% — AllianceBernstein Small Cap Growth Portfolio; 0.89% — AllianceBernstein Real Estate Investment Portfolio; 0.62% — AllianceBernstein U.S. Government/High Grade Securities Portfolio; 1.28% — AllianceBernstein Utility Income Portfolio; and 1.92% — AllianceBernstein Worldwide Privatization Portfolio.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Balanced Fund: Seeks capital growth and current income over time by investing approximately 60% of the Portfolio’s assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio’s assets in investment grade bonds and other fixed-income debt securities.

VP International Fund: Seeks capital growth over time by investing in common stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation.

VP Value Fund: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each of the above funds is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

-----------------------------------------------------------------------------------------------------------
                                AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees      Expenses
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
VP Balanced Portfolio (1)                                  0.90%           --         --        0.90%
VP International Portfolio (1) (2)                         1.33%          .01%        --        1.34%
VP Value (1)                                               0.95%           --         --        0.95%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)	This Fund has a stepped fee schedule. As a result, the Fund’s management rate generally decreases as the Fund’s assets increase.

(2)	International investing involves special risks including political instability and currency fluctuations.

CREDIT SUISSE FUNDS

Credit Suisse Trust I

Emerging Markets Portfolio: Seeks long-term growth of capital by investing in foreign equity securities; focusing on the world’s less developed countries; and analyzing a company’s growth potential, using a bottom-up investment approach.

Global Post-Venture Capital Portfolio: Seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development; investing in companies of any size; and taking a growth investment approach to identifying attractive post-venture-capital investments.

International Focus Portfolio: Seeks long-term capital appreciation by investing in foreign equity securities; diversifying its investments across countries, including emerging markets; and favoring stocks with discounted valuations, using a value-based, bottom-up investment approach.

Small Cap Growth Portfolio: Seeks capital growth by investing in equity securities of small U.S. companies; using a growth investment style, may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The investment adviser for each of the above-mentioned portfolios is Credit Suisse Asset Management, LLC (“CSAM”). CSAM’s principal business address is 466 Lexington Avenue, New York, New York 10017-3140. CSAM’s U.K. and Australian affiliates, each known as Credit Suisse Asset Management Limited (“CSAM U.K.” and “CSAM Australia,” respectively), each serve as sub-investment advisors for the Emerging Markets Portfolio. CSAM U.K., CSAM Australia and CSAM’s Japanese affiliate, also known as Credit Suisse Asset Management Limited (“CSAM Japan”), each serve as sub-investment advisors for the Global Post-Venture Capital and International Focus Portfolios. CSAM U.K.‘s principal business address is Beaufort House, 15 Botolph Street, London, EX3A7JJ, United Kingdom. CSAM Australia’s principal business address is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Japan’s principal business address is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-ku, Tokyo 105-6026, Japan.

Abbott Capital Management, LLC (“Abbott Capital”) serves as sub-investment advisor with respect to the Global Post-Venture Capital Portfolio’s investments in private equity portfolios. Abbott Capital’s principal business address is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

-----------------------------------------------------------------------------------------------------------
                                          CREDIT SUISSE TRUST I
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees      Expenses
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Emerging Markets Portfolio (1)                             1.25%          0.56%       --        1.81%
Global Post-Venture Capital Portfolio (1)                  1.25%          0.38%       --        1.63%
International Focus Portfolio                              1.00%          0.41%       --        1.41%
Small Cap Growth Portfolio                                 0.90%          0.22%       --        1.12%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)	Fee waivers and/or expense reimbursements reduced expenses for the Portfolios, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

THE DREYFUS CORPORATION

The Dreyfus Funds(Initial
Shares)

The Dreyfus Socially Responsible Growth Fund, Inc.: Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund’s management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF — Appreciation Portfolio: Seeks long-term capital growth consistent with the preservation of capital. It’s secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus VIF — Developing Leaders Portfolio (formerly Small Cap Portfolio): Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative product, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus VIF — Disciplined Stock Portfolio: Seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio focuses on stocks of large-cap companies.

Dreyfus VIF — Growth And Income Portfolio: Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks of domestic and foreign issuers. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF — International Equity Portfolio: Seeks capital growth. To pursue its goal, the portfolio invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF — International Value Portfolio: Seeks long-term capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The portfolio typically invests in at least ten foreign companies, and limits its investments in any single company to no more than 5% of its assets at the time of purchase.

Dreyfus VIF — Quality Bond Portfolio: Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations, and asset-backed securities that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation – protection securities (TIPS).

Dreyfus VIF — Small Company Stock Portfolio: Seeks capital appreciation. To pursue its goal, the portfolio normally invests at least 80% of its assets in stocks of small-capitalization companies.

Dreyfus V IF — Special Value Portfolio: Seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers, including those purchased in initial public offerings or shortly thereafter.

The Dreyfus Corporation (“Dreyfus”) is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation (“DSC”). Dreyfus’ and DSC’s principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the subadviser for the Special Value Portfolio is Jennison Associates, LLC; and the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.

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                                         THE DREYFUS CORPORATION

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                        Advisory Fees   Expenses     Fees
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
The Dreyfus Funds (Initial Shares)
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
The Dreyfus Socially Responsible Growth Fund,               0.75%         0.09%       --        0.84%
   Inc.(1)
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Dreyfus Variable Investment Funds
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Dreyfus VIF - Appreciation Portfolio (1)                    0.75%         0.05%       --        0.80%
Dreyfus VIF - Developing Leaders Portfolio
  (formerly Small Cap Portfolio) (1)                        0.75%         0.07%       --        0.82%
Dreyfus VIF - Disciplined Stock Portfolio (1)               0.75%         0.10%       --        0.85%
Dreyfus VIF - Growth and Income Portfolio (1)               0.75%         0.07%       --        0.82%
Dreyfus VIF - International Equity (1)                      0.75%         0.44%       --        1.19%
Dreyfus VIF - International Value Portfolio (1) (2)         1.00%        0. 48%       --        1.48%
Dreyfus VIF - Quality Bond Portfolio (1)                    0.65%         0.09%       --        0.74%
Dreyfus VIF - Small Company Stock Portfolio (1)             0.75%         0.37%       --        1.12%
Dreyfus VIF - Special Value Portfolio (1) (3)               0.75%         0.26%       --        1.01%
------------------------------------------------------- -------------- ------------ ------- ---------------
(1)

The expenses shown are for the initial class shares for the fiscal year ended December 31, 2003. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(2)

The Dreyfus Corporation has undertaken, until December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.40%.

(3)

The Dreyfus Corporation has undertaken, until December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00%.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST(Class
2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation by investing at least 80% of its net assets in emerging market investments. Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Asset Allocation Fund: Seeks high total return by investing in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.

Templeton Global Income Securities Fund: Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund focuses on investment grade debt securities, but may also invest in lower-rated debt, including high yield “junk bonds.”

Templeton Growth Securities Fund: Seeks long-term capital growth by normally investing in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403, serves as the investment adviser for the Templeton Global Income Securities Fund and as subadviser for the Templeton Global Asset Allocation Fund. The investment adviser for the Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. (“TAML”). TAML has offices at 2 Exchange Square, Hong Kong. Templeton Global Advisers Limited (“TGAL”) serves as the investment adviser for the Templeton Growth Securities Fund. TGAL has offices in Lyford Cay, Nassau, Bahamas. Templeton Asset Management Limited, #7 Temasek Boulevard, #38-3, Suntec Tower One, Singapore, serves as subadviser to the Templeton Growth Securities Fund.

-----------------------------------------------------------------------------------------------------------
                 FRANKLIN(R)TEMPLETON(R)VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2 SHARES)
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------- ------------- -------- ---------------
Fund Name                                               Investment      Other      12b-1    Total Expenses
                                                         Advisory
                                                           Fees        Expenses     Fees
------------------------------------------------------ ------------- ------------- -------- ---------------
------------------------------------------------------ ------------- ------------- -------- ---------------
Templeton Developing Markets Securities Fund              1.25%         0.30%       0.25%       1.80%
Templeton Foreign Securities Fund (1)                     0.69%         0.22%       0.25%       1.16%
Templeton Global Asset Allocation Fund (1)                0.61%         0.21%       0.25%       1.07%
Templeton Global Income Securities Fund (3)               0.63%         0.13%       0.25%       1.01%
Templeton Growth Securities Fund (2) (3)                  0.81%         0.07%       0.25%       1.13%
------------------------------------------------------ ------------- ------------- -------- ---------------
(1)

The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

(2)

While the maximum amount payable under the Fund’s Class 2 rule 12b-1 plan is 0.35% per year of the Fund’s Class 2 average annual net assets, the Fund’s Board of Trustees has set the current rate at 0.25% per year.

(3)	The Fund administration fee is paid indirectly through the management fee.

JANUS ASPEN SERIES

Balanced Portfolio: Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Flexible Income Portfolio: Seeks maximum total return consistent with preservation of capital by investing primarily in income-producing securities.

Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index.

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

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                                JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

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------------------------------------------------------ --------------- ------------ ------- --------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees     Expenses
------------------------------------------------------ --------------- ------------ ------- --------------
------------------------------------------------------ --------------- ------------ ------- --------------
Balanced Portfolio                                         0.65%          0.02%       --        0.67%
Flexible Income Portfolio                                  0.60%          0.04%       --        0.64%
Growth Portfolio                                           0.65%          0.02%       --        0.67%
International Growth                                       0.65%          0.11%       --        0.76%
Mid Cap Growth Portfolio                                   0.65%          0.02%       --        0.67%
Worldwide Growth Portfolio                                 0.65%          0.06%       --        0.71%
------------------------------------------------------ --------------- ------------ ------- --------------

J.P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity by investing at least 80% of the value of its assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time.

JPMorgan International Equity Portfolio (formerly JPMorgan International Opportunities Portfolio): Seeks to provide high total return from a portfolio of equity securities of foreign companies by investing primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks by investing at least 80% of the value of its assets in equity investments of small companies whose market capitalizations are equal to those within the universe of the S&P SmallCap 600 Index stocks.

JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities by investing at least 80% of the value of its assets in large capitalization U.S. companies.

J.P.     Morgan Investment Management Inc. (“Morgan”) serves as the investment adviser to each of the above-mentioned portfolios. Morgan’s principal business address is 522 Fifth Avenue, New York, New York 10036.

-----------------------------------------------------------------------------------------------------------
                                       J.P. MORGAN SERIES TRUST II

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
JPMorgan Bond Portfolio                                    0.30%          0.45%       --        0.75%
JPMorgan International Equity Portfolio (formerly
  JPMorgan International Opportunities
 Portfolio) (1)                                            0.60%          0.96%       --        1.56%
JPMorgan Small Company Portfolio                           0.60%          0.55%       --        1.15%
JPMorgan U.S. Large Cap Core Equity Portfolio              0.35%          0.50%       --        0.85%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

The information in the foregoing table has been restated to reflect an agreement by JPMorgan Chase Bank, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% of the average daily net assets of the JPMorgan International Equity Portfolio. The net expenses for the JPMorgan International Equity Portfolio were 1.20%

LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Emerging Markets Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued.

Lazard Retirement Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500® Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Retirement International Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index that the Investment Manager believes are undervalued.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the Investment Manager believes are undervalued.

Lazard Asset Management LLC (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

-----------------------------------------------------------------------------------------------------------
                                      LAZARD RETIREMENT SERIES, INC.
-----------------------------------------------------------------------------------------------------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Emerging Markets Portfolio (1)                            1.00%         1.71%       0.25%       2.96%
Equity Portfolio (1)                                      0.75%         2.89%       0.25%       3.89%
International Equity Portfolio (1)                        0.75%         0.40%       0.25%       1.40%
Small Cap Portfolio (1)                                   0.75%         0.37%       0.25%       1.37%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 2004, to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, 1.25%, 1.25% and 1.25% for the Emerging Markets, Equity, International Equity and Small Cap Portfolios, respectively.

MFS VARIABLE INSURANCE TRUSTSM(Initial
Class Shares)

MFS Bond Series: Seeks mainly to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders’ capital by investing at least 80% of its net assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS Emerging Growth Series: Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS High Income Series: Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities.

MFS Investors Trust Series: Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities.

MFS Total Return Series: Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

MFS Utilities Series: Seeks to provide capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

The investment adviser for each series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------
                          MFS(R)VARIABLE INSURANCE TRUSTSM (INITIAL CLASS SHARES)

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
MFS Bond Series (1) (2) (3)                                0.60%          0.34%       -         0.94%
MFS Emerging Growth Series (3)                             0.75%          0.12%       -         0.87%
MFS High Income Series (1) (2) (3)                         0.75%          0.15%       -         0.90%
MFS Investors Trust Series  (3)                            0.75%          0.12%       -         0.87%
MFS Research Series  (3)                                   0.75%          0.13%       -         0.88%
MFS Strategic Income Series (1) (2) (3)                    0.75%          0.36%       -         1.11%
MFS Total Return Series  (3)                               0.75%          0.09%       -         0.84%
MFS Utilities Series (3)                                   0.75%          0.17%       -         0.92%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

MFS has contractually agreed, subject to reimbursement, to bear the series’ expenses such that “Other Expenses” (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. (Note that the High Income Series’ “Other Expenses” are currently below 0.15% and the series is reimbursing MFS).

(2)	The reimbursement agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under agreement have been paid by the series.

(3)

Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. “Other Expenses” do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal: 0.86% for Emerging Growth Series and 0.91% for Utilities Series.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

AMT Balanced Portfolio: Seeks long-term capital growth and reasonable current income without undue risk to principal by allocating its assets between stocks – primarily those of mid-capitalization companies – and short-term fixed-income securities from U.S. government and corporate issuers.

AMT Growth Portfolio: Seeks growth of capital by investing mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries.

AMT Limited Maturity Bond Portfolio: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. (“NBMI”) serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI’s principal business address is 605 Third Avenue, New York, New York 10158-0180.

-----------------------------------------------------------------------------------------------------------
                            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("AMT")

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
AMT Balanced Portfolio (1)                                 0.85%          0.26%       --        1.11%
AMT Growth Portfolio (1)                                   0.85%          0.08%       --        0.93%
AMT Limited Maturity Bond Portfolio (1)                    0.65%          0.09%       --        0.74%
AMT Partners Portfolio (1)                                 0.83%          0.07%       --        0.90%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2007 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Growth, Limited Maturity Bond, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Balanced, Growth, Limited Maturity Bond, and Partners Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

THE ROYCE CAPITAL FUND

Royce Micro-Cap Portfolio: Seeks long-term growth of capital primarily by investing in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalizations below $400 million).

Royce Small-Cap Portfolio: Seeks long-term growth and secondarily current income by investing in a limited number of equity securities issued by small companies with stock market capitalizations $2 billion and below.

Royce & Associates, LLC (“Royce”) serves as the investment manager of the portfolios. Royce’s principal business address is 1414 Avenue of the Americas, New York, New York 10019.

-----------------------------------------------------------------------------------------------------------
                                          THE ROYCE CAPITAL FUND

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------- ---------------- ------------ -------- --------------
Fund Name                                               Investment        Other     12b-1        Total
                                                       Advisory Fees    Expenses     Fees      Expenses
----------------------------------------------------- ---------------- ------------ -------- --------------
----------------------------------------------------- ---------------- ------------ -------- --------------
Royce Micro-Cap Portfolio (1)                              1.25%          0.11%       --         1.36%
Royce Small-Cap Portfolio (1)                              1.00%          0.21%       --         1.21%
----------------------------------------------------- ---------------- ------------ -------- --------------
(1)

Royce & Associates, LLC, the Funds’ investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds’ Net Annual Operating Expenses ratio at or below 1.35% through December 31, 2003.

SCUDDER VARIABLE SERIES I(Classes
A and B Shares)

Balanced Portfolio: Seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in investment grade bonds and other fixed-income securities.

Bond Portfolio: Seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

Capital Growth Portfolio: Seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index.

Global Discovery Portfolio: Seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

Growth And Income Portfolio: Seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

International Portfolio: Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies listed on foreign exchanges, which the portfolio management team believes have favorable characteristics.

-----------------------------------------------------------------------------------------------------------
                                SCUDDER VARIABLE SERIES I (CLASSES A &B)

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Balanced Portfolio (Class A)                              0.48%         0.11%        --         0.59%
Bond Portfolio (Class A)                                  0.48%         0.10%        --         0.58%
Capital Growth Portfolio (Class B) (1)                    0.47%         0.17%       0.25%       0.89%
Global Discovery Portfolio (Class B) (1) (2)              0.98%         0.26%       0.25%       1.49%
Growth and Income Portfolio (Class B) (1)                 0.48%         0.18%       0.25%       0.91%
International Portfolio (Class B) (1)                     0.88%         0.23%       0.25%       1.36%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

The other expenses category for the Class B shares has been restated to reflect an estimated increase in expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B shares.

(2)

Pursuant to their respective agreement with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the Scudder Global Discovery Portfolio to 1.65%.

SCUDDER VARIABLE SERIES II(Class
A Shares)

Scudder Blue Chip Portfolio: Seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are “blue chip” companies.

Scudder Fixed Income Portfolio: Seeks high current income. The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

Scudder Government & Agency Securities Portfolio (formerly, Scudder Government Securities Portfolio): Seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

Scudder Growth Portfolio: Seeks maximum appreciation of capital. The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index.

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

Scudder International Select Equity Portfolio: Seeks capital appreciation. The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

Scudder Large Cap Value Portfolio (formerly, Scudder Contrarian Value Portfolio): Seeks to achieve a high rate of total return. The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

Scudder Small Cap Growth Portfolio: Seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

Scudder Total Return Portfolio: Seeks high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, and mortgage- and asset-backed securities.

SVS Dreman Small Cap Value Portfolio: Seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

SVS Focus Value+Growth Portfolio: Seeks growth of capital through a portfolio of growth and value stocks. The portfolio normally invests at least 65% of total assets in US common stocks.

The asset manager of the portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

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                               SCUDDER VARIABLE SERIES II (CLASS A SHARES)

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----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Scudder Blue Chip Portfolio (1)                           0.65%         0.06%        --         0.71%
Scudder Fixed Income Portfolio (1)                        0.60%         0.06%        --         0.66%
Scudder Government & Agency Securities
  Portfolio (formerly, Scudder Government
  Securities Portfolio)                                   0.55%         0.06%        --         0.61%
Scudder Growth Portfolio                                  0.60%         0.04%        --         0.64%
Scudder High Income Portfolio                             0.60%         0.07%        --         0.67%
Scudder International Select Equity Portfolio (1)         0.75%         0.19%        --         0.94%
Scudder Large Cap Value Portfolio (formerly,
  Scudder Contrarian Value Portfolio)  (1)                0.75%         0.05%        --         0.80%
Scudder Small Cap Growth Portfolio                        0.65%         0.04%        --         0.69%
Scudder Total Return Portfolio                            0.55%         0.04%        --         0.59%
SVS Dreman Small Cap Value Portfolio (1)                  0.75%         0.05%        --         0.80%
SVS Focus Value+Growth Portfolio (1)                      0.75%         0.10%        --         0.85%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class A shares to the amount set forth after the portfolio name: SVS Focus Value+Growth (0.84%); Scudder Contrarian Value (0.80%); SVS Dreman Small Cap Value (0.84%); Scudder Fixed Income (0.80%); Scudder Blue Chip (0.95%).

THE STRONG FUNDS

Strong Mid Cap Growth Fund II: Invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund’s manager believes have favorable prospects for growth of earnings and capital appreciation.

Strong Opportunity Fund II: Invests, under normal conditions, primarily in stocks of medium capitalization companies that the Fund’s managers believe are underpriced, yet have attractive growth prospects.

The investment adviser for each Fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201.
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                                             THE STRONG FUNDS

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----------------------------------------------------- ------------- -------------- ------- ----------------
Fund Name                                              Investment       Other      12b-1   Total Expenses
                                                        Advisory
                                                          Fees        Expenses      Fees
----------------------------------------------------- ------------- -------------- ------- ----------------
Strong Mid Cap Growth Fund II (1) (2)                    0.75%          0.71%        --         1.46%
Strong Opportunity Fund II (1) (2)                       0.75%          0.65%        --         1.40%
----------------------------------------------------- ------------- -------------- ------- ----------------
(1)	The Funds each have breakpoint schedules under which the management fee will decrease on Fund net assets above designated levels.

(2)

The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. These credits were applied to the Funds’ Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or voluntary waivers of fees and/or expense absorptions. After giving effect to these credits and with waivers and/or absorptions, Total Annual Operating Expenses were 1.18% and 1.09% for the Strong Mid Cap Growth Fund II and the Strong Opportunity Fund II, respectively. We can modify or terminate voluntary waivers and/or absorptions at any time.

T.	ROWE PRICE

T.	Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above-average earnings growth. Normally, at least 80% of net assets will be invested in a diversified portfolio of common stocks of medium-sized companies (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap Growth Index.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, consistent with an emphasis on both capital growth and income. The Portfolio invests in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price International Series, Inc.

International Stock Portfolio: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. Normally, at least 80% of the fund’s net assets will be invested in stocks.

T. Rowe Price Fixed Income Series, Inc.

Limited-Term Bond Portfolio: Seeks a high level of income consistent with moderate fluctuations in principal value. The portfolio normally invests at least 80% of net assets in bonds and 65% of total assets in short- and intermediate-term bonds. At least 90% of the fund’s portfolio will consist of investment grade securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International, Inc. (“Price International”), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

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                                              T. ROWE PRICE
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---------------------------------------------------- -------------- -------------- ------- ----------------
Fund Name                                             Investment        Other      12b-1   Total Expenses
                                                     Advisory Fees    Expenses      Fees
---------------------------------------------------- -------------- -------------- ------- ----------------
---------------------------------------------------- -------------- -------------- ------- ----------------
Equity Income Portfolio (1)                              0.85%          0.00%        --         0.85%
International Stock Portfolio (1)                        1.05%          0.00%        --         1.05%
Limited-Term Bond Portfolio (1)                          0.70%          0.00%        --         0.70%
Mid-Cap Growth Portfolio (1)                             0.85%          0.00%        --         0.85%
New America Growth Portfolio (1)                         0.85%          0.00%        --         0.85%
Personal Strategy Balanced Portfolio (1)                0.88%*          0.00%        --         0.88%
---------------------------------------------------- -------------- -------------- ------- ----------------

* Includes permanently waived expense (0.02% of average net assets) related to investments in T. Rowe Price mutual funds.

(1)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Certain Funds have investment objectives and policies closely resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential Insurance with information about its management fees and other expenses. Except for the Series Fund, Prudential Insurance has not verified that information independently.